UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2023

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39341	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9,Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Stock Market LLC

Ordinary Shares, no par value per share	BRLI	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously reported, on February 22, 2022, Brilliant Acquisition Corporation, a British Virgin Islands company (“Brilliant” or the “Company”), entered into an Agreement and Plan of Merger, and on June 23, 2023, entered into an Amended and Restated Agreement and Plan of Merger (as amended and restated and as it may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Brilliant, Nukkleus Inc., a Delaware corporation (“Nukkleus”) and BRIL Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Brilliant will continue out of the British Virgin Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation, following which, Merger Sub will merge with and into Nukkleus, with Nukkleus surviving the merger as a wholly-owned subsidiary of Brilliant, such transactions being referred to herein as the “Business Combination.”

Brilliant initiated its special meeting of shareholders (the “Initial Special Meeting”) on December 1, 2023 at 10:00 a.m. Eastern Time, at which time the chairman adjourned the special meeting to December 13, 2023 at 10:00 a.m. ET. On December 13, 2023 at 10:00 a.m. Eastern Time, Brilliant held its adjourned special meeting of shareholders (the “Adjourned Special Meeting”). On the record date, there were 1,814,696 ordinary shares of Brilliant entitled to vote at the Adjourned Special Meeting. At the Adjourned Special Meeting, there were 1,362,515 ordinary shares voted by proxy or in person, which is 75.08% of the total outstanding shares.

Summarized below are the results of the matters submitted to a vote at the Adjourned Special Meeting.

Matter	For	Against	Abstain
Proposal 1 – The Brilliant Business Combination Proposal - A proposal to approve the Agreement and Plan of Merger, dated as of February 22, 2022 (as amended and restated on June 23, 2023, as amended by the First Amendment to the Amended and Restated Agreement and Plan of Merger on November 1, 2023, and as it may be further amended from time to time, the “Merger Agreement”), by and between Nukkleus Inc, a Delaware Corporation (“Nukkleus”), BRIL Merger Sub, Inc. (“Merger Sub”) and the Company, and the transactions contemplated thereby (the “Business Combination”).	1,359,686	2,829	0

Proposal 2 – The Brilliant Domestication Proposal - A proposal to (a) re-domicile the Company out of the British Virgin Islands and continue as a company incorporated in the State of Delaware, prior to the Closing (the “Domestication”); (b) in connection therewith to adopt upon the Domestication taking effect the certificate of incorporation, a copy of which was attached to the Definitive Proxy Statement of Brilliant as Annex F (the “Interim Charter”) in place of the Company’s memorandum and articles of association (the “Current Charter”), which will remove or amend those provisions of the Company’s Current Charter that terminate or otherwise cease to be applicable as a result of the Domestication; and (c) to file a notice of continuation out of the British Virgin Islands with the British Virgin Islands Registrar of Corporate Affairs under Section 184 of the Companies Act of 2004 and in connection therewith to file the Interim Charter with the Secretary of State of the State of Delaware, under which the Company will be domesticated and continue as a Delaware corporation.	1,359,686	2,829	0

Proposal 3 – The Brilliant Charter Amendment Proposal - A proposal to approve the Amended and Restated Certificate of Incorporation of the Company, a copy of which was attached to the Definitive Proxy Statement of Brilliant as Annex C (the “Amended Charter”).	1,359,686	2,829	0

Proposals 4A – 4D – The Brilliant Advisory Proposals – Proposals to approve, on a non-binding advisory basis, upon four governance proposals relating to material differences between the Current Charter and the Amended Charter to be in effect upon the completion of the Business Combination , as follows:

Brilliant Proposal 4A – to change the name of the Corporation from “Brilliant Acquisition Corporation” to “Nukkleus, Inc.”	1,359,681	2,829

Brilliant Proposal 4B – to change the total number of authorized shares of capital stock to (i) 40,000,000 shares of Common Stock having a par value of $0.0001 per share and 15,000,000 shares of preferred stock having a par value of $0.0001 per share.	1,359,681	2,829	5

Brilliant Proposal 4C – to eliminate various provisions applicable only to blank check companies, including business combination requirements.	1,359,686	2,829	0

Brilliant Proposal 4D – to approve all other changes necessary or desirable in connection with the approval of the Amended Charter as part of the Business Combination.	1,359,686	2,829	0

Proposal 5 – The Brilliant Incentive Plan Proposal - A proposal to approve the Nukkleus, Inc. 2023 Equity Incentive Plan, a copy of which was attached to the Definitive Proxy Statement of Brilliant as Annex D, to be effective after consummation of the Business Combination.	1,356,234	6,281	0

Proposal 6 – The Brilliant Nasdaq Proposal - A proposal to approve: (i) for purposes of complying with Nasdaq Listing Rules 5635 (a) and (b), the issuance of more than 20% of the issued and outstanding shares of common stock and the resulting change in control in connection with the Business Combination.	1,359,685	2,830	0

All of the proposals were approved by the Company’s shareholders.

Item 7.01 Regulation FD Disclosure.

Brilliant currently expects to close the Business Combination with Nukkleus in the coming days.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Nukkleus and/or Brilliant securities; (ii) the risk that the proposed business combination may not be completed by Brilliant’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Brilliant; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Nukkleus and/or Brilliant, the satisfaction of the minimum trust account amount following redemptions by Brilliant’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Nukkleus’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Nukkleus and potential difficulties in Nukkleus employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Nukkleus or Brilliant related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Brilliant’s securities on the Nasdaq Stock Market; (viii) the price of Nukkleus’s and/or Brilliant’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Nukkleus and Brilliant plan to operate, variations in performance across competitors, changes in laws and regulations affecting Nukkleus’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the proxy statement/prospectus contained in Brilliant’s Form S-4 registration statement described above, when available, including those under “Risk Factors” therein, the Annual Report on Form 10-K for Nukkleus and Brilliant, Quarterly Reports on Form 10-Q for Nukkleus and Brilliant and other documents filed by Nukkleus and/or Brilliant from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Nukkleus and Brilliant assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Nukkleus nor Brilliant gives any assurance that either Nukkleus or Brilliant will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
		Name:	Dr. Peng Jiang
		Title:	Chief Executive Officer

Dated: December 19, 2023

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